UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

Zymeworks Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41535	88-3099146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Patriot Drive, Suite A Middletown, Delaware	19709
(Address of principal executive offices)	(Zip Code)

(302) 274-8744

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZYME	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointment

On March 27, 2024, the board of directors (the “Board”) of Zymeworks Inc. (the “Company”), upon recommendation from the nominating and corporate governance committee of the Board, appointed Dr. Neil Gallagher as a director of the Company, effective as of April 2, 2024. Dr. Gallagher was appointed as a Class I director with a term expiring at the Company’s 2025 annual general meeting of stockholders.

There are no transactions and no proposed transactions between Dr. Gallagher or any member of his immediate family and the Company or its subsidiaries that would require disclosure under Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), and there is no arrangement or understanding between Dr. Gallagher and any other person or entity pursuant to which Dr. Gallagher was appointed as a director of the Company.

Dr. Gallagher will participate in the Company’s standard compensation plan for non-employee directors, including an initial stock option grant to purchase 74,000 shares of common stock, which will be granted to Dr. Gallagher on April 2, 2024. The standard compensation plan for non-employee directors is described in the section titled “Director Compensation” of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 6, 2024. Dr. Gallagher will also enter into the Company’s standard form of indemnification agreement for directors and executive officers.

Dr. Gallagher will be appointed as a member of the research and development committee of the Board, effective as of April 2, 2024.

A press release announcing Dr. Gallagher’s appointment to the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.

Following Dr. Gallagher’s appointment to the Board’s research and development committee, the composition of the committees will be as follows:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Research and Development Committee

Carlos Campoy (Chair)	Hollings C. Renton (Chair)	Derek Miller (Chair)	Kelvin Neu (Chair)
Troy M. Cox	Susan Mahony	Carlos Campoy	Nancy Davidson
Derek Miller	Nancy Davidson	Alessandra Cesano	Alessandra Cesano
Neil Gallagher

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated March 28, 2024.

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ZYMEWORKS INC.
(Registrant)

Date: March 28, 2024	By:	/s/ Kenneth Galbraith
	Name:	Kenneth Galbraith
	Title:	Chair, President and Chief Executive Officer

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